NEIMAN FUNDS NEIMAN OPPORTUNITIES FUND Class A Shares (NEOMX)
Supplement dated October 1, 2020 to the to the Statement of Additional Information dated July 31, 2020

Effective October 1, 2020, Daniel Neiman is replacing Harvey Neiman as the portfolio manager of the Fund. Therefore, the entire section under “THE PORTFOLIO MANAGER” starting on page 8 is replaced with the following.

Mr. Daniel Neiman (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Manager as of August 31, 2020:

Daniel Neiman Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$38 Million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	3,923	$618 Million	0	0

An affiliate of the Adviser offers several wealth management models in which its private client group (separately managed accounts) participates. These offerings include portfolios of investments that might be considered similar to the Fund, which could create certain conflicts of interest. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other Neiman Funds may result in unequal time and attention being devoted to the Fund. Another potential conflict of interest may arise where another account has the same or a similar investment objective as the Fund, whereby the Adviser could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other Neiman funds and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

As the Fund and any Neiman Funds managed similarly to the Fund will be managed concurrently, all portfolio transactions are implemented according the Adviser’s trade allocation procedures and side-by-side policies. The Adviser believes that these procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocates securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, blocked and bunched trades. In determining a fair allocation, the Adviser takes into account a number of factors, including, among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

Mr. Daniel Neiman is not paid a salary. There are no bonuses, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mr. Daniel Neiman	None

Any information to the contrary in the Prospectus should be disregarded.

_________________________________

This Supplement and the existing Prospectus and Statement of Additional Information ("SAI") each dated July 31, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-877-385-2720.